                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                   FORM 8-K/A

                 AMENDMENT NO. 4 TO CURRENT REPORT ON FORM 8-K
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                             Aspen Technology, Inc.
- --------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Massachusetts                      0-24786                       04-2739697
- ---------------------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION             (COMMISSION                    (IRS EMPLOYER
      OF INCORPORATION)                 FILE NUMBER)                 IDENTIFICATION NO.)


Ten Canal Park, Cambridge, Massachusetts                                   02141
- --------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

Registrant's telephone number, including area code    (617) 577-0100
                                                   -----------------------------

                                 Not Applicable
- --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                            ------------------------

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated January 5, 1996, as previously amended by Amendment Nos. 1, 2 and 3 thereto on Form 8-K/A, as set forth in the pages attached hereto:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

          (1) Dynamic Matrix Control Corporation. The following documents were filed as part of Amendment No. 2 to Current Report on Form 8-K dated January 5, 1996:

             (A)  Year Ended, and as of, December 31, 1995:

               Report of Independent Public Accountants (Arthur Andersen LLP) Balance Sheet -- December 31, 1995
               Statement of Income for the Year Ended December 31, 1995 Statement of Stockholders' Equity for the Year Ended December 31,
                  1995
               Statement of Cash Flows for the Year Ended December 31, 1995 Notes to Financial Statements -- December 31, 1995

             (B)  Year Ended, and as of, December 31, 1994:

               Independent Auditors' Report (Kelley, Ranshaw & Co.)
               Balance Sheet -- December 31, 1994
               Statements of Income and Retained Earnings for the year ended
                  December 31, 1994
               Statements of Cash Flows for the year ended December 31, 1994 Notes to Financial Statements -- December 31, 1994

          (2) Setpoint, Inc. The following documents were filed as part of Amendment No. 3 to Current Report on Form 8-K dated January 5, 1996:

             (A)  Year Ended, and as of, December 31, 1995:

               Report of Independent Public Accountants (Arthur Andersen LLP) Balance Sheet -- December 31, 1995
               Statement of Income for the Year Ended December 31, 1995 Statement of Stockholders' Equity for the Year Ended December 31,
                  1995
               Statement of Cash Flows for the Year Ended December 31, 1995 Notes to Financial Statements -- December 31, 1995

             (B)  Year Ended, and as of, December 31, 1994:

               Independent Auditors' Report (Arthur Andersen LLP)
               Balance Sheet -- December 31, 1994
               Statements of Income and Retained Earnings for the year ended
                  December 31, 1994
               Statements of Cash Flows for the year ended December 31, 1994 Notes to Financial Statements -- December 31, 1994

     (b) Pro Forma Financial Information.

          (1) Pro Forma Financial Statements of Aspen Technology, Inc. (including Dynamic Matrix Control Corporation). The following documents were filed as part of Amendment No. 2 to Current Report on Form 8-K dated January 5, 1996:

             (A) Pro forma Condensed Consolidated Balance Sheets as of June 30, 1995

             (B) Pro forma Condensed Consolidated Statements of Income for the year ended June 30, 1995

             (C) Pro forma Condensed Consolidated Balance Sheets as of December 31, 1995

             (D) Pro forma Condensed Consolidated Statements of Income for the six months ended December 31, 1995

             (E)  Notes to Pro forma Financial Statements

          (2) Pro Forma Financial Statements of Aspen Technology, Inc. (including Dynamic Matrix Control Corporation and Setpoint, Inc.) This
     item is amended to substitute the versions of the documents listed below that follow this page:

             (A) Pro forma Condensed Consolidated Balance Sheets as of June 30, 1995

             (B) Pro forma Condensed Consolidated Statements of Income for the year ended June 30, 1995

             (C) Pro forma Condensed Consolidated Balance Sheets as of December 31, 1995

             (D) Pro forma Condensed Consolidated Statements of Income for the six months ended December 31, 1995

             (E)  Notes to Pro forma Combined Financial Statements

                             ASPEN TECHNOLOGY, INC.

                          PRO FORMA COMBINED CONDENSED
                              FINANCIAL STATEMENTS

     In January 1996, Aspen Technology, Inc. (the Company) purchased approximately 81% of common stock of Dynamic Matrix Control Corporation (DMCC) for approximately $15.7 million in cash. In February 1996, the remaining 19% of common stock was purchased for an additional $3.0 million in cash. This acquisition is being accounted for as a purchase, and due to the different basis in assets for book and tax purposes, deferred taxes have been provided for as part of the purchase price allocation in accordance with Statement of Financial Accounting Standards (SFAS) 109. A significant portion of the purchase price, as outlined in the attached notes to these pro forma financial statements, has been identified in an appraisal as intangible assets, including approximately $9.5 million of research and development in process (see discussion in Note 3).

     In addition, in January 1996, the Company signed a definitive agreement to purchase 100% of the outstanding stock of Setpoint, Inc. for $26.3 million. The purchase price is subject to certain downward adjustments based upon the net worth of Setpoint as of December 31, 1995 and negotiations with the seller. Based upon the tangible net worth identified in the audited balance sheet as of December 31, 1995, the purchase price could be adjusted downward by up to $900,000. Upon closing, the Company paid down $1.7 million of the $5.2 million of outstanding intercompany debt and signed a note for the remaining $3.5 million. This note is due in November 1996. This note is subject to an adjustment if the purchase price is reduced below $26.3 million. The pro forma financial statements presented herein do not reflect a net worth adjustment as it is subject to negotiations. If the purchase price is later adjusted, the purchase price allocation outlined in Note 1, will be appropriately adjusted. This acquisition is also being accounted for as a purchase, and due to the different basis in assets, for book and tax purposes, deferred taxes have been provided for as part of the purchase price allocation in accordance with SFAS
109. Additionally, a significant portion of the purchase price has been identified in an appraisal as intangible assets, including approximately $14.9 million of research and development in process (see discussion in Note 3).

     The accompanying pro forma combined condensed balance sheets as of June 30, 1995 and December 31, 1995 assume that the acquisitions of DMCC and Setpoint took place as of the beginning of the fiscal year presented July 1, 1994, and carried forward through the interim period presented. The pro forma combined condensed statements of income do not include the effect of any non-recurring charges directly attributable to the acquisition.

     The accompanying pro forma combined condensed financial statements should be read in conjunction with the historical financial statements and related notes thereto for the Company, DMCC and Setpoint.

                             ASPEN TECHNOLOGY, INC.

                  PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                              AS OF JUNE 30, 1995

                                                                                     PRO FORMA
                                                                                    ADJUSTMENTS
                                                    ASPEN     DMCC    SETPOINT  -------------------               COMBINED
                                                   -------   ------   -------   (SEE NOTES 1 AND 2)               --------
Current Assets:
Cash and cash equivalents........................  $ 4,189   $1,478       940        $  (5,617)(6)(11)            $    990
Short-term investments...........................   16,122       --       100          (16,122)(6)                     100
Accounts receivable, net.........................   11,759    1,639    13,457                                       26,855
Unbilled accounts receivable.....................       --    1,102     4,968                                        6,070
Current portion of long-term installments
  receivable,
  net............................................   12,242       --        --                                       12,242
Deferred tax asset...............................       --       --     1,334              363(15)                   1,697
Prepaid expenses and other current assets........    1,764      217     1,477             (457)(7)                   3,001
                                                   -------   ------   -------         --------                    --------
         Total current assets....................   46,076    4,436    22,276          (21,833)                     50,955
Long-term installments receivable, net...........   19,324       --        --                                       19,324
Equipment and leasehold improvements, at cost....   12,876    6,440    12,724              627(6)                   32,667
Accumulated depreciation and amortization........    8,255    1,943     8,431               21(3)                   18,650
                                                   -------   ------   -------         --------                    --------
                                                     4,621    4,497     4,293              606                      14,017
Computer software development costs..............    1,644       --        --                                        1,644
Long-term investments............................    2,524       --        --           (2,500)                         24
Intangibles......................................       --       --     1,581            6,226(1)(2)(6)              7,807
Other assets.....................................    1,508       --       326                                        1,834
                                                   -------   ------   -------         --------                    --------
                                                   $75,697   $8,933   $28,476        $ (17,501)                   $ 95,605
                                                   =======   ======   =======         ========                    ========
Current Liabilities:
Current portion of long-term debt & capital lease
  obligations....................................  $   475   $  183   $ 2,579                                        3,237
Payable to a related party.......................                       4,047             (684)(13)                  3,363
Accounts payable and accrued expenses............    8,064      823     5,559            4,940(6)(11)(12)           19,386
Unearned revenue.................................    1,484      737     5,727                                        7,948
Deferred revenue.................................    4,994       --        --                                        4,994
Federal & state income taxes payable.............       --       --        --                                           --
Deferred income taxes............................    3,465      204        --                                        3,669
                                                   -------   ------   -------         --------                    --------
         Total current liabilities...............   18,482    1,947    17,912            4,256                      42,597
Long-term debt & capital lease obligations.......       87      840        --           20,805(11)                  21,732
Subordinated notes payable to a related party....    4,000       --        --                                        4,000
Deferred revenue, less current portion...........    6,498       --        --                                        6,498
Other liabilities................................      802       --        --                                          802
Deferred income taxes, less current portion......    4,039      678        --            2,632(5)(6)(10)(11)         7,349
Stockholders' Equity:
Common stock.....................................      779       66     1,724           (1,790)(6)(11)(10)             779
Additional paid-in capital.......................   37,439       --       923             (923)(6)(11)              37,439
Retained earnings................................    4,091    5,725     9,743          (44,630)(6)(11)             (25,071)
Cumulative translation adjustment................     (300)      --        --                                         (300)
Treasury stock, at cost..........................     (502)    (323)   (1,826)           2,149(6)(11)                 (502)
Unrealized market gain on investments............      282       --        --                                          282
                                                   -------   ------   -------         --------                    --------
         Total stockholders' equity..............   41,789    5,468    10,564          (45,194)                     12,627
                                                   -------   ------   -------         --------                    --------
                                                   $75,697   $8,933   $28,476        $ (17,501)                   $ 95,605
                                                   =======   ======   =======         ========                    ========

                             ASPEN TECHNOLOGY, INC.

               PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                        FOR THE YEAR ENDED JUNE 30, 1995

                                                                     PRO FORMA
                                                                    ADJUSTMENTS
                                    ASPEN       DMCC     SETPOINT       (#)                  COMBINED
                                  ----------   -------   --------   -----------             ----------
Revenues:
Software licenses...............  $   45,649   $ 2,637   $  7,873        (187)(1)           $   55,972
Maintenance and other
  services......................      11,849    12,014     34,895                               58,758
                                   ---------   -------    -------     -------               ----------
                                      57,498    14,651     42,768        (187)                 114,730
Expenses:
Cost of software licenses.......       2,799       112        620                                3,531
Cost of maintenance and other
  services......................       7,458     6,996     20,572         609(2)(8)             35,635
Selling and marketing...........      23,233       791      8,633                               32,657
Research and development........      11,375     2,100      7,838                               21,313
General and administrative......       5,132     1,890      4,590       1,641(3)(4)(9)         113,253
Management and other fees to
  Ameline.......................          --        --        684        (684)(13)                  --
  Setpoint Systems Ltd.
     management bonuses.........          --        --         --          --                       --
Costs related to acquisition....         950        --         --          --                      950
                                   ---------   -------    -------     -------               ----------
                                      50,947    11,889     42,937       1,566                  107,339
  Income from operations........       6,551     2,762       (169)     (1,753)                   7,391
Foreign currency exchange gain
  (loss)........................          34        --         12          --                       46
Income (loss) on equity in joint
  ventures......................          22        --         --          --                       22
Interest income, net............       2,534       (85)      (240)     (2,415)(7)(12)             (206)
                                   ---------   -------    -------     -------               ----------
  Income before taxes...........       9,141     2,677       (397)     (4,168)                   7,253
Provision for income taxes......       3,725     1,138       (295)     (1,558)(5)(7)(10)         3,010
                                   ---------   -------    -------     -------               ----------
  Net income....................  $    5,416   $ 1,539   $   (102)    $(2,610)              $    4,243
                                   =========   =======    =======     =======               ==========
Net Income Per Common and Common
  Equivalent Share..............  $     0.70       N/A        N/A         N/A               $     0.55
                                   =========   =======    =======     =======               ==========
Weighted Average Number of
  Common and Common Equivalent
  Shares Outstanding............   7,781,021                                                 7,781,021
                                   =========                                                ==========

                             ASPEN TECHNOLOGY, INC.

                  PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                            AS OF DECEMBER 31, 1995

                                                                                    PRO FORMA
                                                                                   ADJUSTMENTS
                                                 ASPEN     DMCC     SETPOINT   (SEE NOTES 1 AND 2)                 COMBINED
                                                -------   -------   --------   -------------------                 --------
Current assets:
Cash and cash equivalents.....................  $ 9,270   $ 1,571   $  2,283        $  (5,504)(6)(11)              $  7,620
Short-term investments........................  18,735..       --         --          (18,735)(6)                        --
Accounts receivable, net......................   16,244     3,207     18,970             (593)(14)                   37,828
Unbilled accounts receivable..................       --       969      3,196                                          4,165
Current portion of long-term installments
  receivable, net.............................   11,477        --         --                                         11,477
Deferred tax assets...........................       --       441      1,541              445(15)                     2,427
Prepaid expenses and other current assets.....    1,670       171      1,740             (229)(7)                     3,352
                                                -------   -------    -------         --------                       -------
    Total current assets......................   57,396     6,359     27,730          (24,616)                       66,869
Long-term installments receivable, net........   12,358        --         --                                         12,358
Equipment and leasehold improvements, at
  cost........................................   14,558     7,233     11,554              627(6)                     33,972
Accumulated depreciation and amortization.....    9,376     2,303      7,214               32(2)(6)                  18,925
                                                -------   -------    -------         --------                       -------
                                                  5,182     4,930      4,340              595                        15,047
Computer software development costs...........    1,820        --                                                     1,820
Long-term investments.........................       --        --                                                        --
Intangibles...................................       --        --      1,537            5,156 (1)(2)(4)(6)(11)(9      6,693
Other assets..................................    1,352         6        302                                          1,660
                                                -------   -------    -------         --------                       -------
                                                $78,108   $11,295   $ 33,909        $ (18,865)                     $104,447
                                                =======   =======    =======         ========                       =======
Current liabilities:
Current portion of long-term debt & capital
  lease obligations...........................  $   318   $   193   $  1,620                                       $  2,131
Payable to related party......................                         5,575           (1,166)(13)                    4,409
Accounts payable and accrued expenses.........    6,482       761      8,334            5,042(6)(12)(13)             20,619
Unearned revenue..............................    1,288       271      5,875                                          7,434
Deferred revenue..............................    5,021       813      1,367                                          7,201
Federal & state income taxes payable..........       --       142        500                                            642
Deferred income taxes.........................    2,793        --         --            2,216(4)(6)(10)(11)           5,009
                                                -------   -------    -------         --------                       -------
    Total current liabilities.................   15,902     2,180     23,271            6,092                        47,445
Long-term debt & capital lease obligations....       24       743         --           20,805                        21,572
Subordinated notes payable to a related
  party.......................................    3,690        --         --                                          3,690
Deferred revenue, less current portion........    7,430        --         --                                          7,430
Other liabilities.............................      755        --         --                                            755
Deferred income taxes, less current portion...    5,345       292                                                     5,637
Stockholders' Equity:
Common stock..................................      795        66      1,724           (1,790)(6)(11)                   795
Additional paid-in capital....................   38,185     1,194        923           (2,117)(6)(11)                38,185
Retained earnings.............................    6,791     7,147      9,817          (44,008)                      (20,253)
Cumulative translation adjustment.............     (308)       --         --                                           (308)
Treasury stock, at cost.......................     (501)     (327)    (1,826)           2,153(6)(11)                   (501)
                                                -------   -------    -------         --------                       -------
    Total stockholders' equity................   44,962     8,080     10,638          (45,762)                       17,918
                                                -------   -------    -------         --------                       -------
                                                $78,108   $11,295   $ 33,909        $ (18,865)                     $104,447
                                                =======   =======    =======         ========                       =======

                             ASPEN TECHNOLOGY, INC.

               PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1995

                                                                     PRO FORMA
                                                         SETPOINT   ADJUSTMENTS
                                                DMCC     (NOTE          (#)
                                    ASPEN     (NOTE 1)   1) -----    (NOTE 2)                 COMBINED
                                  ---------   --------              -----------               ---------
Revenues:
  Software licenses.............    $23,907    $1,432    $  7,957     $  (216)(14)              $33,080
  Maintenance and other
     services...................      7,302     8,278      17,698                                33,278
                                               ------     -------     -------
                                     31,209     9,710      25,655        (216)                   66,358
Expenses:
  Cost of software licenses.....      1,563        63         203                                 1,829
  Cost of maintenance and other
     services...................      3,987     5,027      12,150         304(1)(18)             21,468
  Selling and marketing.........     13,104       540       5,442                                19,086
  Research and development......      7,188       336       4,223                                11,747
  General and administrative....      2,663     1,947       2,212         821(9)(3)(4)            7,643
  Management and other fees to
     Amelinc....................                              482        (482)(13)                   --
  Setpoint Systems Ltd.
     management bonuses.........                              354        (354)(13)                   --
  Costs related to
     acquisition................         --        --          --          --                        --
                                               ------     -------     -------
                                     28,505     7,913      25,066         289                    61,773
Income from operations..........      2,704     1,797         589        (505)                    4,585
Foreign currency exchange gain
  (loss)........................         --        --        (131)         --                      (131)
Interest income, net............      1,674       (21)       (123)     (1,208)(7)(12)               322
                                               ------     -------     -------
Income before taxes.............      4,378     1,776         335      (1,713)                    4,776
Provision for income taxes......      1,678       803         137        (644)(4)(7)(10)(15)      1,974
                                               ------     -------     -------
       Net income...............    $ 2,700    $  973    $    198     $(1,069)                  $ 2,802
                                               ======     =======     =======
Net income per common and common
  equivalent share..............      $0.32       N/A         N/A         N/A                     $0.33
Weighted Average Number of
  Common and Common Equivalent
  Shares Outstanding............  8,507,247                                                   8,507,247
                                  =========                                                   =========

                             ASPEN TECHNOLOGY, INC.

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1. PURCHASE PRICE ALLOCATION

  a. Acquisition of Dynamic Matrix Control Corporation (DMCC)

     The following outlines the current estimate for the purchase price of the acquisition of DMCC . Management believes that there will be no material adjustments to this allocation which is based upon an outside appraisal of the assets purchased and liabilities assumed as follows:

    Purchased R&D In-Process...............................................      $ 9,521
    Existing Technology....................................................        1,740
    Other Intangibles......................................................        1,066
    Building...............................................................          627
    Uncompleted Contracts..................................................          596
                                                                                 -------
                                                                                  13,550
    Net book value of assets...............................................        8,080
                                                                                 -------
                                                                                  21,630
    Less: Deferred Taxes...................................................       (1,491)
                                                                                 -------
                                                                                 $20,139
                                                                                 =======

     b. Acquisition of Setpoint, Inc.

     The following outlines the current estimate for the purchase price allocation of Setpoint, Inc.. While management believes this to be the best estimate at this time, the purchase price that this estimate is based on has not been finalized. If the purchase price is adjusted, it will result only in an adjustment to the purchase price adjustment, as outlined below:

    Purchased R&D In-Process...............................................      $14,900
    Existing Technology....................................................        3,308
    Other Intangibles......................................................        1,709
    Goodwill...............................................................        1,300
    Uncompleted Contracts..................................................          504
                                                                                 -------
                                                                                  21,721
    Net book value of assets...............................................        8,502
                                                                                 -------
                                                                                  30,223
    Less: Deferred Taxes...................................................       (2,043)
                                                                                 -------
                                                                                 $28,180
                                                                                 =======

NOTE 2. PRO FORMA ADJUSTMENTS

     Certain pro forma adjustments have been made to the accompanying pro forma combined condensed balance sheets and statements of operations as described below for both DMCC and Setpoint. The pro forma adjustments outlined below assume that the purchase of both acquisitions took place at the beginning of Aspen's last fiscal year, specifically July 1, 1994. Due to the non-recurring nature of the Purchased R&D In-Process it has been assumed to be written off before the beginning of the pro forma period (July 1, 1994).

     DMCC:

      (1),(2) Earn out of uncompleted contracts.

      (3) Depreciation of additional amounts allocated to building, using a life of 30 years.

                             ASPEN TECHNOLOGY, INC.

                                  (UNAUDITED)

      (4)      Amortization of intangibles over lives ranging form 5 - 10 years.

      (5)      Related tax effect of adjustments (1) - (4).

      (6)      To record purchase price outlined above in Note 1a.

      (7) To record effect on interest income of liquidating short-term investments to acquire DMCC assets, including related tax effect.

     Setpoint:

      (8)      Earn out of uncompleted contracts.

      (9)      Amortization of intangibles over lives ranging from 5 - 10 years.

     (10)      Related tax effect of adjustments (8) & (9).

     (11)      To record purchase price outlined above in Note 1b.

     (12) To increase interest expense and reduce interest income as a result of liquidating investments and increasing debt necessary to acquire Setpoint assets.

     (13) Eliminate $482,000 of non-recurring management fees for which no direct or indirect services were received. Aspen has not charged such fees to subsidiaries in the past and does not intend to do so in the future. Eliminate $354,000 of non-recurring bonuses paid pursuant to phantom stock agreement terminated by Aspen at the time Setpoint was acquired.

     (14) Eliminate intercompany revenues related to the joint venture activities between Setpoint and the Company prior to the acquisition.

     (15)      Related tax effect of (12) - (14).

NOTE 3. RESEARCH AND DEVELOPMENT IN-PROCESS

     In connection with the purchase price allocation, the Company received an appraisal of the assets acquired from both DMCC and Setpoint which indicates that these assets combined include approximately $24.4 million of research and development in process. In the opinion of management and the appraiser, the acquired research and development in process has no alternative uses, and accordingly, this amount will be charged to expense at the time the acquisitions are consummated. This charge has been assumed to be written-off before the pro forma periods presented.

                             ASPEN TECHNOLOGY, INC.

                                  (UNAUDITED)

     c. Exhibits.

    EXHIBIT
    NUMBER                                      DESCRIPTION
    ------    --------------------------------------------------------------------------------
      2.1     Stock Purchase Agreement dated as of December 15, 1995, among Aspen Technology,
              Inc., Dynamic Matrix Control Corporation and Charles R. Cutler, June A. Cutler,
              Charles R. Johnston and Cheryl Lynne Johnston, as shareholders of Dynamic Matrix
              Control Corporation, and First Amendment thereto dated January 3, 1996 (filed previously with Current Report on Form 8-K dated January 5, 1996)
      2.2     Agreements among Aspen Technology, Inc., Charles R. Cutler, June A. Cutler,
              Charles R. Johnston and Cheryl Lynne Johnston, and other shareholders of Dynamic
              Matrix Control Corporation (filing consists of one such agreement, together with a schedule of terms differing among such agreements) (filed previously with
              Current Report on Form 8-K dated January 5, 1996)
      2.3     Agreements among Aspen Technology, Inc., Dynamic Matrix Control Corporation, and
              certain optionholders of Dynamic Matrix Control Corporation (filing consists of one such agreement, together with a schedule of terms differing among such agreements) (filed previously with Current Report on Form 8-K dated January 5,
              1996)
      2.4     Share Purchase Agreement dated as of January 5, 1996 among Aspen Technology,
              Inc., Amelinc Corporation and Cegelec S.A. (filed previously with Current Report on Form 8-K dated January 5, 1996)
     23.1     Consent of Independent Public Accountants of Arthur Andersen LLP
     23.2     Consent of Independent Public Accountants of Kelley, Ranshaw & Co. (filed previously with Amendment No. 2 to Current Report on Form 8-K dated January 5,
              1996)

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ASPEN TECHNOLOGY, INC.

Date: June 5, 1996                        By: /s/ Mary A. Palermo
                                             -------------------------------
                                             Mary A. Palermo
                                             Executive Vice President, Finance
                                             and Chief Financial Officer

                                 EXHIBIT INDEX

                                                                                  PAGE NUMBER IN
    EXHIBIT                                                                        SEQUENTIALLY
    NUMBER                              DESCRIPTION                               NUMBERED COPY
    ------    ----------------------------------------------------------------    --------------
      2.1     Stock Purchase Agreement dated as of December 15, 1995, among
              Aspen Technology, Inc., Dynamic Matrix Control Corporation, and
              Charles R. Cutler, June A. Cutler, Charles R. Johnston and
              Cheryl Lynne Johnston, as shareholders of Dynamic Matrix Control
              Corporation, and First Amendment thereto dated January 3, 1996
              (filed previously with Current Report on Form 8-K dated January
              5, 1996)
      2.2     Agreements among Aspen Technology, Inc., Charles R. Cutler, June
              A. Cutler, Charles R. Johnston and Cheryl Lynne Johnston, and
              other shareholders of Dynamic Matrix Control Corporation (filing consists of one such agreement, together with a schedule of terms differing among such agreements) (filed previously with
              Current Report on Form 8-K dated January 5, 1996)
      2.3     Agreements among Aspen Technology, Inc., Dynamic Matrix Control
              Corporation, and certain optionholders of Dynamic Matrix Control
              Corporation (filing consists of one such agreement, together with a schedule of terms differing among such agreements) (filed previously with Current Report on Form 8-K dated January 5,
              1996)
      2.4     Share Purchase Agreement dated as of January 5, 1996 among Aspen
              Technology, Inc., Amelinc Corporation and Cegelec S.A. (filed previously with Current Report on Form 8-K dated January 5,
              1996)
     23.1     Consent of Independent Public Accountants of Arthur Andersen LLP
     23.2     Consent of Independent Public Accountants of Kelley, Ranshaw &
              Co. (filed previously with Amendment No. 2 to Current Report on
              Form 8-K dated January 5, 1996)